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                                                                  EXHIBIT 10.53

            FOURTH MODIFICATION TO LOAN AGREEMENT AND OTHER DOCUMENTS

                  This Fourth Modification to Loan Agreement and Other Documents (this "MODIFICATION"), dated as of December 29, 2000, is made by and among BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("BPOP"), BPP/CAMERON PARK, L.P., a California limited partnership and BPP/RILEY, L.P., a California limited partnership (each, individually, a "BORROWER" and collectively, "BORROWERS"), BURNHAM PACIFIC PROPERTIES, INC., a Maryland corporation ("BPPI", and together with Borrowers, each, individually, a "LOAN PARTY" and collectively, the "LOAN PARTIES"), and CMF CAPITAL COMPANY, LLC, a Delaware limited liability company ("CMF"), successor-in-interest to General Electric Capital Corporation, as Administrative Agent for the Lender (as hereinafter defined, and in such capacity, together with its successors and assigns in such capacity, the "ADMINISTRATIVE AGENT") and the Lender.

                                R E C I T A L S :

                  WHEREAS, Borrowers have (i) executed and delivered to the Administrative Agent that certain Loan Agreement, dated as of November 19, 1999, among Borrowers, as borrowers, the Administrative Agent, as administrative agent for itself and certain financial institution(s) signatory thereto from time to time, as lender(s) (the "Lender") and the Lender as modified by that Modification to Loan Agreement and Other Documents, dated as of December 20, 1999 and Second Modification to Loan Agreement and Other Documents, dated as of March 31, 2000 and Third Modification to Loan Agreement and Other Documents, dated as of November 30, 2000, among the Loan Parties, the Administrative Agent and the Lender (together with any other supplements, amendments or modifications thereto, collectively, the "ORIGINAL LOAN AGREEMENT"; capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Original Loan Agreement as amended hereby), pursuant to which the Lender has agreed to make certain loans (the "LOANS") to Borrowers, and (ii) executed and delivered to the Lender, a Revolving Loan Note (the "ORIGINAL REVOLVING LOAN NOTES") and Term Loan Note, as the case may be, in the aggregate principal amount of $176,262,867 evidencing the Loans (collectively, the "ORIGINAL NOTES");

                  WHEREAS, subject to the terms of the Original Loan Agreement, the maturity date for the Loans is January 2, 2001 (the "ORIGINAL MATURITY DATE");

                  WHEREAS, Borrowers and the Lender desire to extend the maturity date of the Loans, to reduce the Revolving Loan Commitments and to amend the Original Loan Agreement and the other Loan Documents to reflect certain other changes; and

                  WHEREAS, in order to induce the Administrative Agent and the Lender to enter into this Modification, the Loan Parties have agreed to confirm and ratify their respective obligations and liabilities under the Loan Documents as amended hereby.


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                  NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the date hereof:

         1. EXTENSION OF MATURITY DATE. Subject to the terms of this paragraph, the Maturity Date of the Loans is hereby extended to December 31, 2001, provided, that, Borrowers pay to the Administrative Agent (on behalf of the Lender) on the date hereof, an extension fee in an amount equal to the product of (a) one percent (1%) and (b) the sum of (i) the aggregate Term Loan Commitments and (ii) the aggregate Revolving Loan Commitments. Notwithstanding anything to the contrary contained in this paragraph, in the event that the Loans are required to be repaid in full prior to the dates described in this paragraph as a result of acceleration or otherwise under the Loan Agreement or any other Loan Document, such earlier date shall constitute the "Maturity Date".

         2. REDUCTION OF REVOLVING LOAN COMMITMENT; USE OF REVOLVING LOAN FOR LIQUIDATION EXPENSES. Notwithstanding anything to the contrary contained in
SECTION 2.01 of the Loan Agreement, the maximum aggregate principal amount available under the Revolving Loan Commitments is hereby reduced to Twenty Million Dollars ($20,000,000). On the date hereof, Borrowers shall execute and deliver to the Lender a Second Amended and Restated Revolving Loan Promissory Note, dated the date hereof and in the form attached hereto as SCHEDULE A (the "SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE") amending and restating the Original Revolving Loan Note to reflect such permanent reduction in the Revolving Loan Commitments. The Lender acknowledges and agrees that the proceeds of the Revolving Loans may be used by the Borrowers to pay for expenses incurred in connection with the liquidation of the assets of BPPI.

         3. MODIFICATION OF APPLICATION OF P&V NET SALES PROCEEDS. The second sentence of SECTION 2.03(2) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Notwithstanding anything to the contrary contained in the preceding sentence, in the event that the P&V Sale Properties (individually or collectively) are sold or transferred to any other Person, the Borrowers shall pay to the Administrative Agent (on behalf of the Lender) an amount equal to (a) 46.6655% of the P&V Net Sales Proceeds to be applied by the Administrative Agent (on behalf of the Lender) to repay a portion of the outstanding principal balance of the Term Loans, and (b) 53.3345% of the P&V Net Sales Proceeds to be applied by the Administrative Agent (on behalf of the Lender) to repay a portion of the outstanding principal balance of the Revolving Loans."


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         4.       NET WORTH REQUIREMENT. SECTION 7.10 of the Loan Agreement is
hereby deleted in its entirety and replaced with the following:

                  "Section 7.10 NET WORTH REQUIREMENT. The Borrower Net Worth as of the end of each fiscal quarter shall be at least (a) $225,000,000 so long as the Term Loans are outstanding and (b) $150,000,000 in the event that the Term Loans have been repaid in full; in each case, as confirmed by the Administrative Agent based on the book value of the Borrowers."

         5. APPLICATION OF MINIMUM RELEASE PRICE PROCEEDS; ALLOCATED LOAN AMOUNTS. (a) The definition of Minimum Release Price set forth in SECTION 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "MINIMUM RELEASE PRICE" means, with respect to any Project that is the subject of a Partial Release, the greater of (a) one hundred twenty-five percent (125%) of the Allocated Loan Amount for such Project and (b) 90% of the Net Sales Proceeds thereof if the Terms Loans have not been repaid in full and 100% of the Net Sales Proceeds if the Term Loans have been repaid in full."

         (b)      The definition of "Adjusted Loan Amount" set forth in SECTION
1.01 of the Loan Agreement and the provisions of SECTION 2.04(B) of the Loan Agreement are hereby deleted in their entirety. From and after the date hereof, all references in the Loan Agreement to the "Adjusted Loan Amount" are hereby amended to refer to the "Allocated Loan Amount". For purposes of clarification, the parties hereto acknowledge and agree that SCHEDULE 3 attached hereto sets forth the current "Allocated Loan Amounts" for each of the Projects.

         (c) The following new paragraph is hereby added to SECTION 2.04 of the Loan Agreement:

                  "(b)     Notwithstanding anything to the contrary contained in
         this Agreement, in connection with any Partial Release, the proceeds received by the Administrative Agent on account of the Minimum Release Price shall be applied as follows: (i) first, to repay the Term Loans until the Term Loans are repaid in full and (ii) second, to repay the Revolving Loans until such Revolving Loans are repaid in full, provided that, seventy percent (70%) of any such proceeds applied to repay the Revolving Loans shall be applied as a permanent reduction of the Revolving Loan Commitment. In the event that the Term Loans and the Revolving Loans have been paid in full, Borrowers shall be entitled to retain all of the applicable Net Sales Proceeds provided, that, the Revolving Loan Commitment shall be permanently reduced by an amount equal to seventy percent (70%) of the Minimum Release Price for the Project that is the subject of such Partial Release."

         6. MANDATORY REPAYMENT. Notwithstanding anything to the contrary contained in the Loan Agreement, at any time that (a) the aggregate outstanding principal balance of the Loans plus any unused Revolving Loan Commitment is less than $10,000,000, or (b) there are less than


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three (3) Projects encumbered by Mortgages, Borrowers shall be required to (i)
repay the Loans in full and (ii) the Revolving Loan Commitment shall terminate and be of no further force and effect.

         7.       CASH ON CASH RETURN, PORTFOLIO LTV AND DEBT SERVICE COVERAGE.

                  (a) SECTION 2.01(6)(E) of the Loan Agreement shall be deleted in its entirety and replaced with the following:

                           "(e) The Administrative Agent (on behalf of the Lenders) shall have determined to its satisfaction (provided, however, that such determination shall be consistent with, and similar in substance to, the determination of such calculations as of the date of this Agreement) based on information and documentation provided by Borrowers to the Administrative Agent (on behalf of the Lenders) at least five (5) Business Days prior to the proposed date of the funding of the requested Additional Advance that after giving effect to such Additional Advance, the Projects will generate an annualized Net Operating Income sufficient to produce: (i) an aggregate Cash on Cash Return of at least 17% so long as the Term Loan has not been repaid in full, and at least 25% after the Term Loan has been repaid in full;
         (ii) an aggregate Debt Service Coverage of at least, 1.75 to 1.0 so long as the Term Loan has not been repaid in full, and at least 2.75 to
         1.00 after the Term Loan has been repaid in full; and (iii) a Portfolio LTV equal to, or less than, 50% so long as the Term Loan has not been repaid in full, and equal to or less than, 30% after the Term Loan has been repaid in full; calculated in each case using the annualized Net Operating Income determined at the end of the most recently ended fiscal quarter."

                  (b) SECTION 2.04(A)(4) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           "(4) The Administrative Agent shall have determined to its satisfaction (provided, however, that such determination shall be consistent with, and similar in substance to, the determination of such calculations as of the date of this Agreement) that after giving effect to such Partial Release, the Projects will generate an annualized Net Operating Income sufficient to produce (a) an aggregate Cash on Cash Return of at least, 17% so long as the Term Loan has not been repaid in full, and at least 25% after the Term Loan has been repaid in full; (b) an aggregate Debt Service Coverage of at least 1.75 to 1.00 so long as the Term Loan has not been repaid in full, and at least 2.75 to 1.00 after the Term Loan has been repaid in full; and (c) a Portfolio LTV equal to, or less than 50% so long as the Term Loan has not been repaid in full, and equal to, or less than 30% after the Term Loan has been repaid in full;"

                  (c) Clause (d) of SECTION 3.02(2) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:


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                           "(d) the Administrative Agent determines (based on
         leases which will remain in effect after restoration is complete) that after restoration (i) the Debt Service Coverage for the Projects will be at least 1.75 to 1.00 so long as the Term Loan has not been repaid in full, and at least 2.75 to 1.00 after the Term Loan has been repaid in full; (ii) the Cash on Cash Return for the Projects will be at least 17% so long as the Term Loan has not been repaid in full, and at least 25% after the Term Loan has been repaid in full; and (iii) the Portfolio LTV is equal to, or less than, 50% so long as the Term Loan has not been repaid in full, and equal to, or less than, 30% after the Term Loan has been repaid in full."

                  (d) SECTION 7.11 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           "Section 7.11 PORTFOLIO COVENANTS. With respect to the Projects, as of the end of each fiscal quarter (i) the Debt Service Coverage shall be at least 1.75 to 1.00 so long as the Term Loan has not been repaid in full, and at least 2.75 to 1.00 after the Term Loan has been repaid in full; (ii) the Cash on Cash Return shall be at least 17% so long as the Term Loan has not been repaid in full, and at least 25% after the Term Loan has been repaid in full; and (iii) the Portfolio LTV shall be equal to, or less than, 50% so long as the Term Loan has not been repaid in full, and equal to, or less than 30% after the Term Loan has been repaid in full; in each case, as determined by Administrative Agent (on behalf of the Lenders)."

         8. OPTION TO PREPAY LOAN BASED ON SALE OF NON-MORTGAGED PROPERTIES. Notwithstanding anything to the contrary contained in the Loan Agreement, Borrowers shall have the option at any time during the Term to prepay, from the application of any Non-Mortgaged Properties Net Sales Proceeds,
(a) the Term Loans or (b) the Revolving Loans. Borrowers shall give the Administrative Agent ten (10) Business Days' prior written notice before any such prepayment. All prepayments made pursuant to this paragraph on a day other than a Payment Date shall be accompanied by an amount sufficient to pay (i) any and all amounts payable to the Lender pursuant to the provisions of SECTION 2.08(5) of the Loan Agreement as a result of such payment while a Eurodollar Loan is in effect and (ii) all costs, expenses and fees required to be paid under the Interest Rate Protection Agreement.

         9.       DEFINED TERMS; ADDITIONAL AMENDMENTS.

                  9.1 The following definitions are hereby added and made a part of SECTION 1.01 of the Loan Agreement:

                  "BELL GARDENS MORTGAGE AMENDMENTS" means, collectively, the Modification of Leasehold Deed of Trust, Security Agreement and Fixture


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Filing, dated as of November 30, 2000 and that Second Modification of Leasehold
Deed of Trust, Security Agreement and Fixture Filing, dated as of December 29, 2000, executed by BPOP and CMF, together with all amendments or supplements thereto.

                  "BELL GARDENS ASSIGNMENT OF RENTS AMENDMENTS" means, collectively, the Modification of Assignment of Rents and Subleases, dated as of November 30, 2000 and the Second Modification of Assignment of Rents and Subleases, dated as of December 29, 2000, executed by BPOP and CMF, together with all amendments and supplements thereto.

                  "FOURTH MODIFICATIONS OF DEEDS OF TRUST" means those certain Fourth Modifications of Deeds of Trust, Security Agreement and Fixture Filing, Fourth Modifications of Mortgages, Security Agreement and Fixture Filing, Fourth Modifications of Leasehold Deeds of Trust, Security Agreement and Fixture Filing, and Fourth Modifications of Leasehold Mortgages Security Agreement and Fixture Filing, each of even date herewith, executed by the applicable Borrower in favor of the Administrative Agent (on behalf of the Lender), together with all future amendments, modifications and supplements thereto.

                  "FOURTH MODIFICATIONS OF ASSIGNMENTS OF RENTS" means those certain Fourth Modifications of Assignments of Rents and Leases and Fourth Modifications of Assignments of Rents and Subleases, of even date herewith, executed by the applicable Borrower in favor of the Administrative Agent (on behalf of the Lender), together with all future amendments, modifications and supplements thereto."

                  9.2 From and after the date hereof, the definition of "Mortgages" shall be amended to (a) include the Bell Gardens Mortgage as amended by the Bell Gardens Mortgage Amendments and (b) refer to the Mortgages as amended by the applicable Fourth Modification of Deeds of Trust.

                  9.3 From and after the date hereof, the definition of "Revolving Loan Note" shall mean the Original Revolving Loan Note as amended and restated by the Second Amended and Restated Revolving Loan Note.

                  9.4 From and after the date hereof, the definition of "Assignments of Rents and Leases" shall be amended to (a) include the Bell Gardens Assignment of Rents and Subleases as amended by the Bell Gardens Assignment of Rents Amendments and (b) refer to the Assignments of Rents and Leases as amended by the applicable Fourth Modification of Assignments of Rents.

         10.      COVENANTS, REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES.

                  10.1 Each Loan Party hereby represents and warrants to the Administrative Agent and the Lender that (a) it has the legal power and authority to enter into this Modification without consent or approval by any third party and this Modification constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, and (b) the execution and delivery by such Loan Party of this Modification has


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been duly authorized by all requisite limited liability company, partnership or corporate action, as the case may be, on the part of such Loan Party, will not violate any provision of such Loan Party's organizational documents, as applicable, does not contravene any law, rule or regulation applicable to it or violate or create a default under any contractual provision binding on it or affecting it or any of its properties or assets, and (c) no consent of any Person is required in connection with the execution, delivery and performance by the Loan Parties of this Modification (other than any consents that have been obtained and are in full force and effect).

                  10.2 Each Loan Party hereby represents and warrants to the Administrative Agent and the Lender that, as of the date hereof (a) no Potential Default or Event of Default has occurred and is continuing under any applicable Loan Document executed by such Loan Party, (b) no Potential Default or Event of Default will occur as a result of the execution, delivery and performance by such Loan Party of this Modification, the Fourth Modifications of Deeds of Trust or Fourth Modifications of Assignments of Rents to which such Loan Party is a party, as applicable, (c) such Loan Party has not given any notice of any uncured Potential Default to the Administrative Agent or any Lender, (d) there are no legal proceedings commenced or threatened against the Administrative Agent or any Lender by such Loan Party.

                  10.3 Each Loan Party hereby confirms and acknowledges that such Loan Party has no offsets, defenses, claims, counterclaims, setoffs, or other basis for reduction with respect to any of Borrowers' indebtedness to the Lender under the Loans or any obligations or liabilities of such Loan Party to the Administrative Agent and the Lender under any Loan Document executed by such Loan Party. Each Loan Party hereby confirms and acknowledges that all representations and warranties made by such Loan Party in the Loan Documents to which such Loan Party is a party are true and correct in all material respects on and as of the date of this Modification.

                  10.4 Each Borrower hereby agrees that a breach of any of the representations, warranties and covenants made herein shall constitute an Event of Default under ARTICLE 9 of the Loan Agreement, subject to the notice and cure provisions provided therein.

         11.      EFFECT UPON LOAN DOCUMENTS.

                  11.1 Except as specifically set forth herein, the Loan Agreement and Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by each applicable Loan Party signatory thereto. The parties hereto acknowledge and agree that the Original Loan Agreement, as hereby amended, is in full force and effect in accordance with its terms and has not been supplemented, modified or otherwise amended, canceled, terminated or surrendered, except pursuant to this Modification. The Loan Agreement is binding and enforceable as against the parties thereto in accordance with its terms. All references to the "Loan Agreement" in the Loan Documents and to "this Agreement" in the Original Loan


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Agreement shall mean and refer to the Original Loan Agreement as modified and amended hereby.

                  11.2 The execution, delivery and effectiveness of this Modification shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lender under the Loan Documents (except to the extent expressly set forth herein), or any other document, instrument or agreement executed and/or delivered in connection therewith.

         12. GOVERNING LAW. THIS MODIFICATION SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

         13. RELEASE OF LENDER AND ADMINISTRATIVE AGENT. Each Loan Party hereby release, acquits and forever discharges the Administrative Agent and the Lender and all subsidiaries, affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives of the Administrative Agent and the Lender, as well as their respective successors and assigns (hereinafter collectively being referred to as the "RELEASED PARTIES") of and from any and all claims, demands, debts, losses, costs, expenses, proceedings, judgments, damages, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including, without limitation, such claims and defenses as fraud, mistake, duress and usury, which the Borrowers or any other Loan Party ever had, now have or might hereafter have against the Released Parties, or any of them, jointly or severally, for or by reason of any matter, cause or thing whatsoever, which relates to, is based on, or arises out of, by reason of or in connection with, in whole or in part, directly or indirectly, any act, omission, fact, circumstance or condition existing on or prior to the date hereof in connection with the origination, servicing, administration and/or collection of the Loans.

         14. COUNTERPARTS. This Modification may be executed in any number of counterparts (and by facsimile), and all such counterparts shall together constitute the same agreement.

                  Signatures Commence on Following Page.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Modification to be executed as of the day and year first above written.


                             BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                             By: BURNHAM PACIFIC PROPERTIES, INC.,
                                 a Maryland corporation, its general partner


                                 By:  /s/ Daniel B. Platt
                                     ------------------------------------------
                                     Name:  Daniel B. Platt
                                     Title: Chief Financial Officer



                             BPP/CAMERON PARK, L.P.,
                             a California limited partnership

                             By: BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P.,
                                 a Delaware limited partnership,
                                 its managing member

                                  By:  BURNHAM PACIFIC PROPERTIES, INC.,
                                       a Maryland corporation,
                                       its general partner



                                        By:  /s/ Daniel B. Platt
                                            -----------------------------------
                                        Name:  Daniel B. Platt
                                        Title: Chief Financial Officer

                             BPP/RILEY, L.P.,
                             a California limited partnership

                             By: BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P.,
                                 a Delaware limited partnership,
                                 its general partner

                                 By:  BURNHAM PACIFIC PROPERTIES, INC.,
                                      a Maryland corporation,
                                      its general partner


                                       By:  /s/ Daniel B. Platt
                                           ------------------------------------
                                       Name:  Daniel B. Platt
                                       Title: Chief Financial Officer


                             BURNHAM PACIFIC PROPERTIES, INC.,
                             a Maryland corporation


                             By: /s/ Daniel B. Platt
                                ----------------------------------------------
                                Name:  Daniel B. Platt
                                Title: Chief Financial Officer


                             CMF CAPITAL COMPANY, LLC,
                                a Delaware limited liability company,
                                as Administrative Agent for the Lender
                                and as Lender


                             By:  /s/ A. Juliano
                                 ---------------------------------------------
                                 Name:
                                 Title:



                                      S-2